Exhibit 10.7
     AMENDMENT NO. 2 TO STOCKHOLDERS AGREEMENT dated as of May 22, 2006 (this “Amendment”), among Town Sports International Holdings, Inc., a Delaware corporation (the “Company”), Town Sports International, Inc., a New York corporation (“TSI”), and those of the Stockholders (as defined in the Stockolders Agreement referred to below) that are signatory hereto (the Company, TSI and such Stockholders are herein referred to collectively as the “Parties”).
RECITALS
     A. The Parties and certain other Stockholders have entered into that certain Stockholders Agreement dated as of February 4, 2004, and Amendment No. 1 to the Stockholders Agreement dated as of March 23, 2006 (the “Stockholders Agreement”).
     B. Each of the persons listed on Annex A to this Amendment have either (i) entered into an Executive Stock Agreement with the Company and certain other parties or a joinder agreement with the Company, and pursuant to such Executive Stock Agreements or joinder agreements, each person listed on Annex A has acknowledged and agreed that such person is a party to the Stockholders Agreement which governs and restricts such person’s ability to transfer any shares of the Company’s capital stock and other matters relating to such person as a shareholder of the Company or (ii) has otherwise agreed to be bound by the terms of the Stockholders Agreement.
     C. The Parties desire to amend the Stockholders Agreement in accordance with Section 10 of the Stockholders Agreement.
AGREEMENT
     NOW, THEREFORE, on the basis of the preceding facts, and in consideration of the mutual agreements and covenants set forth below and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the Parties agree as follows:
     1. Definitions. Unless the context otherwise requires, all capitalized and other defined terms not defined in this Amendment shall have the respective meanings accorded to them in the Stockholders Agreement.
     2. Amendment. The Stockholders Agreement is hereby amended to provide that, for all purposes of the Stockholders Agreement, each of the persons listed on Annex A shall be deemed, for purposes only of the Stockholders Agreement, an “Executive”, as such term is defined in the Stockholders Agreement.
     3. Governing Law. This Amendment shall be governed by, construed and enforced in accordance with, the laws of the State of New York.
     4. Counterparts. This Amendment may be executed (including by facsimile transmission) with counterpart signature pages or in any number of counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.
     5. Bound Parties. The Stockholders Agreement is being amended by this Amendment pursuant to Section 10 of the Stockholders Agreement and the amendment to the Stockholders Agreement shall be effective upon the execution and delivery of this Amendment by the requisite approval of the Company and those Stockholders specified in Section 10 of the Stockholders Agreement.
     6. No Other Amendment. Except as expressly amended by this Amendment, the Stockholders Agreement otherwise shall remain unaffected and shall be in full force and effect.

     IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Amendment as of the date first above written.

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.
By:	/s/ Richard Pyle
	Name:	Richard Pyle
	Title:	Chief Financial Officer

TOWN SPORTS INTERNATIONAL, INC.
By:	/s/ Richard Pyle
	Name:	Richard Pyle
	Title:	Chief Financial Officer

[Signature page to Amendment No. 2 to the Stockholders Agreement]

Annex A
Bartlett, Dirk
Brinsmade, Alexandra
Brush, Vince
Bubolo, Kelley
Buckbee, Bruce
Buckley, Gerard
Calvo, Gerard
Choo, Jeanie
Corella, Jill
Dang, Long
Daniel, Matt
Derleth, Karl
DiMaggio, Anthony
Donnely, Allyson
Duncan, Rob
Fifield, Robert
Gallagher, Dan
Gerson, Susan
Gurtcheff, Chris
Hartop, David
Hatten, Doug
Haughey, Ann
Hennigan, Kate
Herbst, Robert
Hickey, Judith
Houren, Peggy
Hufcut, Lisa
Jones, Cheryl
Keightley, Tim
Kendig, Gary
Khan, Asif
Kraemer, John
Laing, Chee
Lande, Jeff
Marotta, Paul
McGovern, Maureen
Meltzer, Jodie
Napolitano, Frank
O’Hearen, Sean
Oberg, Nancy
Onofrio, Dan
Priestly, Lisa
Prue, Jenny
Rasulo, Pam

Richmond, Merrill
Rockett, Jo
Rockett, Kate
Ruta, Chris
Shane, Adam
Sherman, Seth
Sinert, Jenny
Smallwood, John
Stabile, Chris
Stephen, Randy
Sullivan, Barbara
Talty, Fred
Terlitsky, Mark
Verina, Daniel
Werner, Doug